POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ["Prudential"], constitutes and appoints LISA BALTAZAR, MICHAEL DESIMONE, MICHELE

M. DRUMMEY, WILLIAM J. EVERS, KHALIF FORD, CHRISTOPHER MADIN, JOANN MAZUR-KIELBLOCK, SUMY MCELENEY, JONATHAN D. SHAIN, KAREN SILLS, JORDAN K. THOMSEN, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the "Commission"], in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of December 2019.

/s/ Thomas J. Baltimore Thomas J. Baltimore Director

/s/ Gilbert F. Casellas Gilbert F. Casellas Director

/s/ Robert M. Falzon Robert M. Falzon

Vice Chairman and Director

/s/ Martina Hund-Mejean Martina Hund-Mejean Director

/s/ Karl J. Krapek Karl J. Krapek Director

/s/ Peter R. Lighte Peter R. Lighte Director

/s/ Charles F. Lowrey Charles F. Lowrey Chairman, CEO and President

/s/ George Paz George Paz Director

/s/ Sandra Pianalto Sandra Pianalto Director

/s/ Christine A. Poon Christine A. Poon Director

/s/ Douglas A. Scovanner Douglas A. Scovanner Director

/s/ Michael A. Todman Michael A. Todman Director

Schedule A

The Prudential Variable Contract Account-2 [Reg. No. 811-01612] and group variable annuity contracts [Reg. No. 002-28316], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 [Reg. 811-03421] and group annuity contracts [Reg. No. 002-76580], to the extent they represent participating interest in such account;

The Prudential Variable Contract Account-11 [Reg. No. 811-03422] and group annuity contracts [Reg. No. 002-76581], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 [Reg. No. 811-05053] and group annuity contracts [Reg. No. 033-12362], to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account [Reg. No. 333-223075 – Form S-1 to be filed on behalf of The Prudential Variable Contract Real Property Account for the purpose of registering additional units of interest.] and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account [Reg. No. 811-01850] and Systematic Investment Plan Contracts [Reg. No. 002-52715]; to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account [Reg. No. 811-01848] and Variable Annuity Contracts [Reg. No. 002-52714], to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 [Reg. No. 811-01849] and Variable Annuity Contracts [Reg. No. 002-52589 and Reg. No. 002-59232], to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account [Reg. No. 811-03622] and Individual Variable Annuity Contracts [Reg. No. 033-25434 and Reg. No. 002-80897], to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account [Reg. No. 811-03625] and Individual Variable Annuity Contracts [Reg. No. 002-81318], to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account [Reg. No. 811-05466] and Variable Life Insurance Contracts [Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957,

and Reg. No. 033-61079], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 [Reg. No. 811-07545] and Group Variable Life Insurance Contracts [Reg. No. 333-01031 and Reg. No. 333-137572], to the extent they represent participating interest in such account;

The Prudential Discovery Premier Group Variable Contract Account [Reg. No. 811- 09799] and group annuity contracts [Reg. No. 333-95637], to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account [Reg. No. 811- 08091] and group annuity contracts [Reg. No. 333-23271], to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ["Prudential"], constitutes and appoints KATHLEEN P DECELIE, MICHAEL DESIMONE,

MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF FORD, CHRISTOPHER MADIN, JOANN MAZUR-KIELBLOCK, SUMY MCELENEY, JONATHAN D. SHAIN, KAREN SILLS, JORDAN K. THOMSEN, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the "Commission"], in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2020.

/s/ Robert D. Axel Robert D. Axel

Senior Vice President, Principal

Accounting Officer and Controller

/s/ Kenneth Y. Tanji__ Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ["Prudential"], constitutes and appoints KATHLEEN P DECELIE, MICHAEL DESIMONE,

MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF FORD, CHRISTOPHER MADIN, JOANN MAZUR-KIELBLOCK, SUMY MCELENEY, JONATHAN D. SHAIN, KAREN SILLS, JORDAN K. THOMSEN, and GINA R. WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the "Commission"], in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2020.

/s/ Robert D. Axel Robert D. Axel

Senior Vice President, Principal Accounting

Officer and Controller

Schedule A

The Prudential Variable Contract Account-2 [Reg. No. 811-01612] and group variable annuity contracts [Reg. No. 002-28316], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 [Reg. 811-03421] and group annuity contracts [Reg. No. 002-76580], to the extent they represent participating interest in such account;

The Prudential Variable Contract Account-11 [Reg. No. 811-03422] and group annuity contracts [Reg. No. 002-76581], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 [Reg. No. 811-05053] and group annuity contracts [Reg. No. 033-12362], to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account [Reg. No. 333- 223075 – Form S-1 to be filed on behalf of The Prudential Variable Contract Real Property Account for the purpose of registering additional units of interest.] and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account [Reg. No. 811-01850] and Systematic Investment Plan Contracts [Reg. No. 002-52715]; to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account [Reg. No. 811-01848] and Variable Annuity Contracts [Reg. No. 002-52714], to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 [Reg. No. 811-01849] and Variable Annuity Contracts [Reg. No. 002-52589 and Reg. No. 002-59232], to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account [Reg. No. 811-03622] and Individual Variable Annuity Contracts [Reg. No. 033-25434 and Reg. No. 002-80897], to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account [Reg. No. 811-03625] and Individual Variable Annuity Contracts [Reg. No. 002-81318], to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account [Reg. No. 811-05466] and Variable Life Insurance Contracts [Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 [Reg. No. 811-07545] and Group Variable Life Insurance Contracts [Reg. No. 333-01031 and Reg. No. 333-137572], to the extent they represent participating interest in such account;

The Prudential Discovery Premier Group Variable Contract Account [Reg. No. 811- 09799] and group annuity contracts [Reg. No. 333-95637], to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account [Reg. No. 811- 08091] and group annuity contracts [Reg. No. 333-23271], to the extent they represent participating interests in such account.